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                                                                    EXHIBIT 10.4

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Mitsubishi Motors Corporation

    We consent to the incorporation by reference in the registration statement on Form F-3 (No. 333-13160) of DaimlerChrysler North America Holding Corporation and the registration statements of Form S-8 (Nos. 333-5074, 333-7082, 333-8998, 333-86934 and 333-86936) of DaimlerChrysler AG of our report dated June 25, 2002, with respect to the consolidated balance sheet of Mitsubishi Motors Corporation and subsidiaries as of March 31, 2002, and the related consolidated statements of operations, stockholders' equity, and cash flows for the year then ended, which report appears in the December 31, 2001 annual report on Form 20-F/A of DaimlerChrysler AG.

KPMG

September 25, 2002
Tokyo, Japan